                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 5, 2003
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and
       Servicing Agreement, dated as of January 1, 2003, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2003-1, Mortgage
                   Pass-Through Certificates, Series 2003-1).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

               Delaware                333-100663                75-2808384
       (State of Incorporation)    (Commission File No.)      (I.R.S. Employer
                                                             Identification No.)


              4000 Horizon Way
                Irving, Texas                                           75063
  (Address of Principal executive offices)                           (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002, and the related Prospectus Supplement, dated January 24, 2003 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on January 29, 2003, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-1 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of January 30, 2003 ("MLPA I"), by and between First Horizon Home Loan Corporation ("FHHLC") and First Tennessee Bank National Association ("FTBNA"), FHHLC sold a pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to FTBNA. Pursuant to a Mortgage Loan Purchase Agreement dated as of January 30, 2003 ("MLPA II"), by and between FTBNA and the Registrant, FTBNA sold the Mortgage Loans to the Registrant. Copies of MLPA I and MLPA II are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

     On January 30, 2003, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2003 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $448,339,100 have been sold by the Registrant to (i) FTBNA pursuant to an Underwriting Agreement dated as of September 24, 2002 (the "FTBNA Underwriting Agreement"), as supplemented by a Terms Agreement dated as of January 24, 2003, each by and among FTBNA, the Registrant and FHHLC and (ii) Countrywide Securities Corporation ("CW") pursuant to an Underwriting Agreement dated as of May 23, 2002 (the "CW Underwriting Agreement"), as supplemented by a Terms Agreement dated as of January 24, 2003, each by and among CW, the Registrant and FHHLC. The FTBNA Underwriting Agreement and the CW Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and Exhibit 1.2, respectively.

                                      -2-

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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.  Description
         -----------  -----------

               1.1 Underwriting Agreement dated as of September 24, 2002, by and among FTBNA, the Registrant and FHHLC *

               1.2 Underwriting Agreement dated as of May 23, 2002, by and among CW, the Registrant and FHHLC **

               4.1 Pooling and Servicing Agreement dated as of January1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

               10.1 Mortgage Loan Purchase Agreement dated as of January 30, 2003, by and between FHHLC, as Seller, and FTBNA, as Purchaser

               10.2 Mortgage Loan Purchase Agreement dated as of January 30, 2003, by and between FTBNA, as Seller, and the Registrant, as Purchaser




















     * Previously filed with the Commission October 15, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

     ** Previously filed with the Commission on June 10, 2002, as Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)

                                      -3-

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST HORIZON ASSET SECURITIES INC.

February 11, 2003                        By: /s/ Wade Walker
                                             -----------------------------------
                                             Wade Walker
                                             Senior Vice President - Asset
                                             Securitization




















Signature Page for Form 8-K (2003-1 Issuance of Certificates)

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                                INDEX TO EXHIBITS

     Exhibit No.
     -----------

          1.1 Underwriting Agreement dated as of September 24, 2002, by and among FTBNA, the Registrant and FHHLC*

          1.2 Underwriting Agreement dated as of May 23, 2002, by and among CW, the Registrant and FHHLC **

          4.1 Pooling and Servicing Agreement dated as of January 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

          10.1 Mortgage Loan Purchase Agreement dated as of January 30, 2003, by and between FHHLC, as Seller, and FTBNA, as Purchaser

          10.2 Mortgage Loan Purchase Agreement dated as of January 30, 2003, by and between FTBNA, as Seller, and the Registrant, as Purchaser




















          *    Previously filed with the Commission on October 15, 2002, as
               Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

          **   Previously filed with the Commission on June 10, 2002, as Exhibit
               1.2 to the Registrant's Current Report on Form 8-K (No.
               333-73524)